Long-term Investments	12 Months Ended
Dec. 31, 2019
Long-term Investments
Long-term Investments
16.	Long-term Investments

Accounting Policy:

Marketable securities are initially measured at fair value and are subsequently measured at fair value through profit and loss.

On November 27, 2017, the Company purchased 1,666,667 units of Avricore (Note 10), a related party, pursuant to a subscription agreement dated November 7, 2017. Each unit entitled the holder to 1,666,667 common shares and 1,666,667 common share purchase warrants. The common shares of Avricore are traded on the TSX Venture Exchange under the symbol “AVCR.”

Each warrant entitles the holder to purchase one common share at the price of $0.20 per share. The warrants expire November 27, 2022, or earlier if the accelerated exercise provision is enacted. If the closing sales price trades at $0.25 or higher for 10 consecutive trading days, and Avricore, within 5 days of such event, provides notice by way of news release to the holders of the warrants of the early expiry of the warrants, then the warrants shall expire 30 days from the date of notice. As at December 31, 2019, no notice has been issued.

	Fair value		Fair value
	December 31	Change in	December 31
	2018	fair value	2019
	$		$
Avricore - shares (1)	166,668	(116,668)	50,000
Avricore - warrants (2)	115,841	(85,034)	30,807
Total	282,509	(201,702)	80,807

(1) Level 1 inputs on fair value hierarchy
(2) Level 2 inputs on fair value hierarchy

The fair value of the warrants was calculated using the Black-Scholes option-pricing model with the following assumptions: expected life of 2.91 years, risk free interest rate of 1.68%, expected annualized volatility of 158.71% and Nil expected dividend yield. The fair value was determined to be $0.02. The share price used for fair value as at December 31, 2019 was $0.03 (December 31, 2018 - $0.10).